EXHIBIT 23.9







                       CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statement  on Form  S-3  (Nos.  333-62295,  333-62295-01  and  333-62295-02)  of
Pennsylvania Electric Company of our report dated January 31, 2001 relating to the financial statements, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 29, 2002